Exhibit 99.1

1 Supplemental Operating and Financial Data 4Q2020 February 25, 2021

Table of Contents ▪ Company Highlights Page ▪ Company Overview 4 ▪ Key Financial Metrics 6 ▪ Business Segment Disclosure 7 ▪ Financial Schedules 9 ▪ Debt Statistics 19 ▪ Unconsolidated Joint Ventures 23 ▪ Transaction Activity 24 ▪ Multifamily Portfolio ▪ Operating Schedules 26 ▪ Financial Statements 29 ▪ Office Portfolio ▪ Property Listing 32 ▪ Operating Schedules 33 4Q 2020 2 This Supplemental Operating and Financial Data should be read in connection with the company’s fourth quarter 2020 earnings press release (included as Exhibit 99 . 2 of the company’s Current Report on Form 8 - K, filed on February 25 , 2021 ) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data . The Upton – Short Hills, NJ (In - Construction) RiverHouse 9 - Weehawken, NJ (In - Construction) The Capstone – West New York, NJ (In - Construction)

3 Company Highlights 4Q 2020 3

Company Overview

Corporate Profile

Mack-Cali (CLI) is a fully integrated REIT with a dual asset platform comprised of residential holdings and waterfront office. We are geographically focused on the high barrier-to-entry Hudson River waterfront targeting cash flow growth through all economic cycles.

Company Objectives

Mack-Cali's residential portfolio, via our Roseland Residential platform, is a market-leading residential developer and owner of class A properties. We have experienced and expect continued growth and cash flow contribution from our residential holdings as our development pipeline of active construction projects and planned starts is put into service.

Mack-Cali's office portfolio strives to achieve the highest possible rents in select markets with a continuous focus on improving the quality of our portfolio.



Harborside Atrium
Jersey City, NJ

Key Statistics	4Q 2020	3Q 2020
Company		
Market Capitalization	$4.6 billion	$4.7 billion
Core FFO	$16.2 million	$29.9 million
Core FFO Per Diluted Share	$0.16	$0.30
AFFO	$3.3 million	$21.8 million
Residential Portfolio		
Operating Units/Keys	6,197	6,896
% Leased	90.2%	89.5%
% Physical Occupancy	86.9%	86.3%
% Leased Adjusted (1)	92.0%	91.7%
Average Rent Per Unit	$3,014	$2,996
In-Construction Units	1,616	1,942
Land Bank Units	8,555	9,507
Office Portfolio		
Square Feet of Office Space	7.9 million	8.3 million
Consolidated In-Service Properties	22	26
% Leased Office	78.7%	78.2%
% Commenced Occupancy	76.9%	76.9%
Cash Rental Rate Roll-Up	(5.4%)	12.3%
GAAP Rental Rate Roll-Up	(2.2%)	22.3%
Average In-Place Rent Per Square Foot	$40.04	$37.23

Notes:
1) % Leased Adjusted refers to the exclusion of Transition Assets (BLVD 475 and BLVD 425) from the stabilized operating portfolio.

4Q 2020 CLI Company Highlights 4

5 4Q 2020 Company Achievements CLI Company Highlights 101 Hudson, Jersey City, NJ 4 Q 2020 Performance Highlights • Achieved Core FFO of $ 16 . 2 million, or $ 0 . 16 per share • Produced AFFO of $ 3 . 3 million • Residential : The operating portfolio finished 4 Q at 90 . 2 % leased • Office : Leased 114 , 506 square feet of office space ; finished 4 Q at 78 . 7 % leased 4 Q 2020 Transaction Activity • Since October 1 , 2020 , the Company has completed the sales of 5 office buildings across its Suburban portfolio, totaling 760 , 730 square feet, and land for gross purchase prices totaling $ 129 . 3 million (implying net sale proceeds of $ 111 . 0 million) • On October 21 , 2020 , the Company completed the sale of 5 Vaughn Drive, a 98 , 500 square - foot office building in Princeton, NJ, for a gross purchase price of $ 7 . 5 million • On November 18 , 2020 , the Company completed the sale of 7 Campus Drive, a 154 , 395 square - foot office building in Parsippany, NJ, for a gross purchase price of $ 12 . 8 million • On December 3 , 2020 , the Company completed the sale of 581 Main St . , a 200 , 000 square - foot office building in Woodbridge, NJ, for a gross purchase price of $ 61 . 0 million • On December 18 , 2020 , the Company completed the sale of 14 & 16 Skyline, a land site in Hawthorne, NY, for a gross purchase price of $ 3 . 0 million • On December 22 , 2020 , the Company completed the sale of 500 College Road East, a 158 , 235 square - foot office building in Princeton, NJ, for a gross purchase price of $ 10 . 0 million (CLI share of net sale proceeds : $ 4 . 9 million after ground lease buy - out) • On January 14 , 2021 , subsequent to quarter - end, the Company completed the sale of 100 Overlook Center, a 149 , 600 square - foot office building in Princeton, NJ, for a gross purchase price of $ 38 . 0 million (CLI share of sale proceeds : $ 24 . 8 million after contributor unit retirement) • Since October 1 , 2020 , the Company has completed the sales of 3 residential buildings and land, totaling 1 , 025 units and approximately 913 buildable units, for gross purchase prices totaling $ 427 . 8 million (CLI share of net sale proceeds : $ 82 . 9 million) • On December 17 , 2020 , the Company completed the sale of its 50 % interest in Hillsborough, a land site in Hillsborough, NJ, to its joint venture partner for a gross purchase price of $ 4 . 2 million (CLI’s net sale proceeds : $ 2 . 1 million) • On December 23 , 2020 , the Company completed the sale of Riverwatch, a 200 - unit residential community in New Brunswick, NJ, for a gross purchase price of $ 47 . 0 million (CLI share of sale proceeds : $ 17 . 0 million after mortgage debt repayment) • On December 31 , 2020 , the unconsolidated joint venture in which the Company participates completed the sale of Crystal House, an 825 - unit residential community in Arlington, VA, for a gross purchase price of $ 336 . 6 million (CLI’s 25 % share of sale proceeds : $ 43 . 8 million after mortgage debt retirement) • On December 31 , 2020 , the unconsolidated joint venture in which the Company participates completed the sale of Crystal House Land, developable land sites in Arlington, VA, for a gross purchase price of $ 40 . 0 million (CLI’s 50 % share of sale proceeds : $ 20 . 0 million) 4 Q 2020 Financing Activity • On November 10 , 2020 , the Company replaced its expiring $ 165 . 0 million mortgage on BLVD 475 with a new $ 165 . 0 million mortgage with a maturity date in November of 2027 . • On December 11 , 2020 , the Company replaced its construction loan ( $ 56 . 0 million drawn at retirement) on The Emery development with a new $ 72 . 0 million mortgage with a maturity date in January 2031 . 4 Q 2020 Office Leasing Activity • Completed 6 , 068 sf . of waterfront office leasing • Completed 116 , 506 sf . of leasing in the class A suburban and suburban portfolios, including a renewal with Bank of America Merrill Lynch in Short Hills Urby , Jersey City, NJ

Key Financial Metrics

$ in thousands, except per share amounts and ratios

	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Core FFO per Diluted Share [1]	0.16	0.30	0.28	0.33	0.44
Net Income / (Loss) per Diluted Share	0.67	(0.49)	(0.41)	(0.47)	(0.64)
Market Value of Equity [2]	$1,250,504	$1,266,854	$1,531,798	$1,524,747	$2,821,175
→ Common Equity (Includes OP Units)	1,763,801	1,778,206	2,040,913	2,031,563	2,317,793
→ Preferred Equity (Rockpoint)	460,973	459,028	456,791	454,492	451,058
→ OP Equity (Preferred OPs)	52,324	52,324	52,324	52,324	52,324
→ Book Value of JV Minority Interest	44,772	45,529	46,737	47,336	47,296
Total Debt, Net	2,801,797	2,895,882	2,990,464	2,877,121	2,808,518
Total Market Capitalization	4,610,370	4,719,617	5,078,114	4,956,020	5,676,989
Shares and Units:					
Common Shares Outstanding	90,712,417	90,712,055	90,596,723	90,596,079	90,595,176
Common Units Outstanding	9,649,031	9,672,558	9,586,528	9,518,638	9,612,064
Combined Shares and Units	100,361,448	100,384,613	100,183,251	100,114,717	100,207,240
Weighted Average - Diluted [2]	100,338,165	100,306,910	100,212,820	100,183,392	100,264,388
Common Share Price ($'s):					
At the End of the Period	$12.46	$12.62	$15.29	$15.23	$23.13
High During Period	14.67	15.85	18.83	23.89	23.40
Low During Period	10.41	12.14	12.90	13.83	19.96
Dividends Declared per Share	0.00	0.00	0.20	0.20	0.20
Debt Ratios:					
Net Debt to Adjusted EBITDA	15.8x	12.1x	13.0x	11.5x	9.7x
→ Net Debt to Adjusted EBITDA - Less CIP Debt	14.4x	10.7x	11.8x	10.7x	9.5x
→ Net Debt to Adjusted EBITDA - Office Portfolio	10.1x	7.9x	9.1x	8.6x	8.2x
→ Net Debt to Adjusted EBITDA - Residential Portfolio	25.2x	20.4x	20.9x	16.6x	11.8x
→ Net Debt to Adjusted EBITDA - Residential Portfolio Less CIP Debt	21.4x	16.0x	17.2x	14.3x	11.4x
Interest Coverage Ratio	2.1x	2.7x	2.6x	2.8x	3.0x
Fixed Charge Coverage Ratio	1.3x	1.7x	1.7x	1.8x	2.0x
Total Debt/Total Market Capitalization	60.8%	61.4%	58.9%	58.1%	49.5%
Total Debt/Total Book Capitalization	54.4%	55.8%	55.7%	54.4%	53.1%
Total Debt/Total Undepreciated Assets	48.3%	49.8%	50.2%	49.0%	48.0%
Secured Debt/Total Undepreciated Assets	38.0%	37.3%	35.1%	34.5%	32.6%

Notes:
See supporting "Key Financial Metrics" notes on page 36.

4Q 2020 CLI Company Highlights 6

Business Segments – Residential

$ in millions

Components of Net Asset Value

Residential Portfolio	Units	Roseland's Ownership	Stabilized Cap Rate Low		Stabilized Cap Rate High	Annualized In-Place NOI* 100%	Annualized In-Place NOI* Roseland's share	Occupancy	Stabilized NOI* 100%	Stabilized NOI* Roseland's share
Operating Properties - Wholly-Owned/Consolidated	4,039	95.4%	4.35%	-	4.65%	$66.7	$63.6	85.2%	$103.5	$98.7
Operating Properties - Unconsolidated JVs	1,786	57.9%	4.35%	-	4.55%	29.4	17.0	90.8%	41.1	23.8
In-Construction Properties [1]	1,616	86.6%	4.50%	-	4.70%	0.0	0.0	N/A	55.7	48.2
Commercial Assets	[3]	80.9%				0.8	0.6	69.9%	7.1	5.8
Hotels	372	100.0%				(3.4)	(3.4)	N/A	8.9	8.9

Balance Sheet and Other Items

	Units	Per Unit Value Range	Value
Other Assets			
At Estimated Market Value			**Market Value**
Land Held for Development [2]	8,555	$45,000 - $55,000	
Fee Income Business & Tax Credits			*31*
At Book Value			**Book Value**
Cash and Cash Equivalents			*12*
Restricted Cash			*11*
Rent and Account Receivables			*7*
Other Assets			*34*
Debt			
Operating Properties - Wholly-Owned/Consolidated Debt, Net			*(1,253)*
Operating Properties - Unconsolidated JVs Debt at Share			*(263)*
In-Construction Properties - Wholly-Owned Debt			*(250)*
In-Construction Properties - Unfunded Wholly-Owned Debt (to Achieve Stabilization)			*(206)*
In-Construction Properties - Unconsolidated JV Debt at Share			*(30)*
In-Construction Properties - Unfunded Unconsolidated JV Debt at Share (to Achieve Stabilization)			*(15)*
Hotels - Wholly-Owned Debt			*(94)*
Other Liabilities			
Accounts and Other Payables			*(90)*
Rockpoint Interest			*(461)*

Notes:
1) See Page 28 for additional information on In-Construction Properties.
2) Values for Land Held for Development are derived by multiplying (a) a market-rate value per developable unit by (b) each parcel's density potential as governed by local zoning codes or existing in-place site plan approvals.
3) See Page 27 for additional information on Commercial Properties within Roseland.

4Q 2020 CLI Company Highlights 7

Business Segments – Office 8 4Q 2020 $ in millions CLI Company Highlights Notes: 1) NOI excludes straight - lining of rents and FAS 141 adjustments . 2) Various assets within the Class A Suburban and Suburban portfolios are under contract for sale for estimated total gross proceeds in a range of $ 600 - $ 625 million . These various assets total 2 , 993 , 049 square feet . 3) Represents the Hyatt Regency in Jersey City, which is not part of Roseland . 4) Estimated market values for Land Held for Development are based on the estimated buildable SF and marketable units at estimated market pricing . The low range assumes 90 . 0 % of the high range of value . Annualized In-Place NOI* (1) Office Portfolio MSF Ownership At Share Occupancy Hudson Waterfront (Jersey City, Hoboken) 4.908 100.0% $70.7 77.3% Class A Suburban (Metropark, Short Hills) (2) 1.755 100.0% 34.8 86.6% Suburban (2) 1.624 100.0% 15.4 74.2% Office JVs 0.246 41.9% 1.3 97.1% Retail 0.191 100.0% 1.3 N/A Hotel (3) 351 units 50.0% (3.3) N/A Balance Sheet and Other Items Other Assets At Estimated Market Value Low High Land Held for Development (4) $103.7 $115.3 At book value Book Value Cash and Cash Equivalents 26 Restricted Cash 3 Rent and Account Receivables 87 Other Assets 171 Debt Unsecured Revolving Credit Facility (25) Senior Unsecured Notes, Net (573) Consolidated Property Debt (521) Unconsolidated Property Debt at Share (53) Other Liabilities Accounts and Other Payables (149) Preferred Equity/LP Interests (53) Common Stock and Operating Partnership Units Outstanding Shares of Common Stock and Operating Partnership Units 100 Components of Net Asset Value

Balance Sheet

$ in thousands
(unaudited)

	4Q 2020				4Q 2019
ASSETS	Office/Corp.	Roseland	Elim./Other	Total	
Rental property					
Land and leasehold interests	$66,553	$323,139	-	$389,692	$385,010
Buildings and improvements	1,081,802	1,854,269	-	2,936,071	2,872,270
Tenant improvements	168,100	3,522	-	171,622	163,299
Furniture, fixtures and equipment	6,675	76,878	-	83,553	78,716
Land and improvements held for development	15,518	308,627	-	324,145	299,338
Development and construction in progress	130,793	602,767	-	733,560	458,048
	1,469,441	3,169,202	-	4,638,643	4,256,681
Less – accumulated depreciation and amortization	(515,555)	(140,776)	-	(656,331)	(558,617)
	953,886	3,028,426	-	3,982,312	3,698,064
Rental property held for sale, net	656,963	-	-	656,963	966,497
Net Investment in Rental Property	1,610,849	3,028,426	-	4,639,275	4,664,561
Cash and cash equivalents	25,987	12,109	-	38,096	25,589
Restricted cash	3,009	11,198	-	14,207	15,577
Investments in unconsolidated joint ventures	5,555	156,827	-	162,382	209,091
Unbilled rents receivable, net	80,794	4,113	-	84,907	95,686
Deferred charges, goodwill and other assets, net [(1) (2)]	165,541	34,000	-	199,541	275,102
Accounts receivable	6,536	2,842	-	9,378	7,192
Total Assets	**$1,898,271**	**$3,249,515**	**$0**	**$5,147,786**	**$5,292,798**
LIABILITIES & EQUITY					
Senior unsecured notes, net	$572,653	-	-	$572,653	$571,484
Unsecured revolving credit facility and term loans	25,000	-	-	25,000	329,000
Mortgages, loans payable and other obligations, net	521,377	1,682,767	-	2,204,144	1,908,034
Dividends and distributions payable	1,493	-	-	1,493	22,265
Accounts payable, accrued expenses and other liabilities	114,700	80,017	-	194,717	209,510
Rents received in advance and security deposits	27,700	6,401	-	34,101	39,463
Accrued interest payable	5,965	4,036	-	10,001	10,185
Total Liabilities	**$1,268,888**	**$1,773,221**	**$0**	**$3,042,109**	**$3,089,941**
Commitments and contingencies					
Redeemable noncontrolling interests	52,324	460,973	-	513,297	503,382
Total Stockholders'/Members Equity	**428,506**	**970,311**	-	**1,398,817**	**1,493,699**
Noncontrolling interests in subsidiaries:					
Operating Partnership	148,791	-	-	148,791	158,480
Consolidated joint ventures	(238)	45,010	-	44,772	47,296
Total Noncontrolling Interests in Subsidiaries	**148,553**	**45,010**	-	**193,563**	**205,776**
Total Equity	**577,059**	**1,015,321**	-	**1,592,380**	**1,699,475**
Total Liabilities and Equity	**$1,898,271**	**$3,249,515**	**$0**	**$5,147,786**	**$5,292,798**

Notes: See supporting "Balance Sheet" notes on page 36 for more information.

4Q 2020 CLI Company Highlights 9

Income Statement – Quarterly Comparison

$ in thousands, except per share amounts
(unaudited)

	4Q 2020				3Q 2020	2Q 2020	1Q 2020	4Q 2019
	Office/ Corp.	Less: Disc. Ops	Roseland	Total				
REVENUES								
Revenue from leases:								
Base rents	$54,491	($22,363)	$30,602	$62,730	$62,071	$62,079	$66,669	$67,803
Escalations and recoveries from tenants	3,613	2	893	4,508	5,325	4,278	5,310	4,946
Real estate services	-	-	2,766	2,766	2,876	2,755	2,993	3,090
Parking income	1,302	(28)	1,998	3,272	4,033	3,034	5,265	5,760
Hotel income	-	-	997	997	893	772	1,625	4,139
Other income	1,409	36	846	2,291	3,999	1,279	1,742	2,489
Total revenues	$60,815	($22,353)	$38,102	$76,564	$79,197	$74,197	$83,604	$88,227
EXPENSES								
Real estate taxes	$8,698	($3,194)	$7,377	$12,881	$11,011	$10,785	$11,148	$10,389
Utilities	3,561	(1,750)	1,342	3,153	3,598	3,113	3,853	3,276
Operating services	12,726	(4,540)	8,948	17,134	19,116	15,842	16,221	17,120
Real estate service expenses	28	-	3,420	3,448	3,300	3,085	3,722	3,768
General and administrative	8,801	(20)	2,855	11,636	28,944	17,243	15,818	16,963
Depreciation and amortization	14,746	(831)	15,016	28,931	31,769	27,440	33,895	36,302
Property impairments	-	-	-	-	36,582	-	-	-
Land and other impairments	(6,584)	-	-	(6,584)	1,292	16,846	5,263	27,356
Total expenses	$41,976	($10,335)	$38,958	$70,599	$135,612	$94,354	$89,920	$115,174
Operating income (expense)	$18,839	($12,018)	($856)	$5,965	($56,415)	($20,157)	($6,316)	($26,947)
OTHER (EXPENSE) INCOME								
Interest expense	($11,396)	$1,321	($9,122)	($19,197)	($20,265)	($20,611)	($20,918)	($22,751)
Interest and other investment income (loss)	1	-	-	1	3	7	32	886
Equity in earnings (loss) of unconsolidated joint ventures	(2,253)	-	(1,298)	(3,551)	1,373	(946)	(708)	(437)
Realized gains (losses) and unrealized losses on disposition	41,333	(35,101)	7,164	13,396	-	-	(7,915)	109,404
Gain on sale of land/other	974	-	-	974	-	-	4,813	(44)
Gain on sale from unconsolidated joint ventures	-	-	35,184	35,184	-	-	-	-
Gain (loss) from early extinguishment of debt, net	-	-	(272)	(272)	-	-	-	(153)
Total other income (expense)	28,659	(33,780)	31,656	26,535	(18,889)	(21,550)	(24,696)	86,905
Income from continuing operations	47,498	(45,798)	30,800	32,500	(75,304)	(41,707)	(31,012)	59,958
Income from discontinued operations	-	10,697	-	10,697	18,411	20,702	20,914	2,119
Realized gains (losses) on disposition	-	35,101	-	35,101	15,775	(11,929)	(27,746)	(117,485)
Total discontinued operations	-	45,798	-	45,798	34,186	8,773	(6,832)	(115,366)
Net income	47,498	-	30,800	78,298	(41,118)	(32,934)	(37,844)	(55,408)
Noncontrolling interest in consolidated joint ventures	795	-	-	$795	$895	$829	$176	$1,404
Noncontrolling interests in Operating Partnership from continuing operations	(3,289)	-	707	(2,582)	7,770	4,528	3,563	(5,285)
Noncontrolling interests in Operating Partnership in discontinued operations	(4,409)	-	-	(4,409)	(3,284)	(839)	652	11,108
Redeemable noncontrolling interest	(454)	-	(6,016)	(6,470)	(6,471)	(6,471)	(6,471)	(6,471)
Net income (loss) available to common shareholders	$40,141	$0	$25,491	$65,632	($42,208)	($34,887)	($39,924)	($54,652)
Basic earnings per common share:								
Net income (loss) available to common shareholders				$0.67	($0.49)	($0.41)	($0.47)	($0.64)
Diluted earnings per common share:								
Net income (loss) available to common shareholders				$0.67	($0.49)	($0.41)	($0.47)	($0.64)
Basic weighted average shares outstanding				90,677,000	90,671,000	90,629,000	90,616,000	90,611,000
Diluted weighted average shares outstanding				100,338,000	100,307,000	100,213,000	100,183,000	100,264,000

4Q 2020 CLI Company Highlights 10

FFO & Core FFO – Quarterly Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Net income (loss) available to common shareholders	$65,632	($42,208)	($34,887)	($39,924)	($54,652)
Add (deduct): Noncontrolling interest in Operating Partnership	2,582	(7,770)	(4,528)	(3,563)	5,285
Noncontrolling interests in discontinued operations	4,409	3,284	839	(652)	(11,108)
Real estate-related depreciation and amortization on continuing operations [1]	30,960	34,764	30,297	36,795	39,550
Real estate-related depreciation and amortization on discontinued operations	831	1,267	1,354	1,354	21,381
Property impairments on continuing operations	-	36,582	-	-	-
Property impairments on discontinued operations		-	-	-	-
Impairment of unconsolidated joint venture investment (included in Equity in earnings)	2,562	-	-	-	3,661
Gain on sale from unconsolidated joint ventures	(35,184)	-	-	-	-
Continuing operations: Realized (gains) and unrealized losses on disposition of rental property, net	(13,396)	-	-	7,915	(109,404)
Discontinued operations: Realized (gains) loss and unrealized losses on disposition of rental property, net	(35,101)	(15,775)	11,929	27,746	117,485
Funds from operations [2]	**$23,295**	**$10,144**	**$5,004**	**$29,671**	**$12,198**
Add/(Deduct):					
(Gain)/Loss from extinguishment of debt, net	$272	-	-	-	$153
Dead deal costs	-	2,583	277	-	-
Land and other impairments	(6,584)	1,292	16,846	5,263	27,356
Gain on disposition of developable land	(974)	-	-	(4,813)	44
Severance/separation costs on management restructuring	191	8,900	891	1,947	-
Reporting system conversion costs	-	-	-	363	998
Strategic direction costs	-	-	-	-	4,629
Proxy fight costs	-	6,954	5,017	799	-
Noncontrolling interest share on consolidated joint ventures impairment charges	-	-	-	-	(1,263)
Core FFO	**$16,200**	**$29,873**	**$28,035**	**$33,320**	**$44,115**
Diluted weighted average shares/units outstanding [7]	100,338,000	100,307,000	100,213,000	100,183,000	100,264,000
Funds from operations per share-diluted	$0.23	$0.10	$0.05	$0.30	$0.12
Core Funds from Operations per share/unit-diluted	$0.16	$0.30	$0.28	$0.33	$0.44
Dividends declared per common share	$0.00	$0.00	$0.20	$0.20	$0.20

Notes:
See footnotes and "Information About FFO, Core FFO, AFFO & Adjusted EBITDA" on page 17.

4Q 2020 CLI Company Highlights 11

AFFO & Adjusted EBITDA – Quarterly Comparison

$ in thousands, except per share amounts and ratios *(unaudited)*

	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Core FFO (calculated on previous page)	$16,200	$29,873	$28,035	$33,230	$44,115
Add (Deduct) Non-Cash Items:					
Straight-line rent adjustments [3]	($2,184)	($467)	$856	($2,132)	($4,084)
Amortization of market lease intangibles, net [4]	(1,048)	(858)	(857)	(946)	(1,116)
Amortization of lease inducements	(21)	(40)	59	57	(15)
Amortization of stock compensation	2,019	799	2,496	2,612	2,192
Non-real estate depreciation and amortization	342	336	482	450	431
Amortization of debt discount/(premium) and mark-to-market, net	(373)	(238)	(238)	(238)	(237)
Amortization of deferred financing costs	1,467	1,074	1,060	1,020	1,147
Deduct:					
Non-incremental revenue generating capital expenditures:					
Building improvements	(4,365)	(2,975)	(1,104)	(3,247)	(6,012)
Tenant improvements and leasing commissions [5]	(6,248)	(4,057)	(2,897)	(8,093)	(9,354)
Tenant improvements and leasing commissions on space vacant for more than one year	(2,479)	(1,627)	(6,068)	(2,958)	(888)
Adjusted FFO [2]	**$3,310**	**$21,821**	**$21,824**	**$19,755**	**$26,179**
Core FFO (calculated on previous page)	$16,200	$29,873	$28,035	$33,230	$44,115
Deduct:					
Equity in earnings (loss) of unconsolidated joint ventures, net	$989	($1,373)	$946	$708	($3,223)
Equity in earnings share of depreciation and amortization	(2,371)	(3,331)	(3,340)	(3,350)	(3,678)
Add-back:					
Interest expense	20,518	21,586	21,919	22,226	24,072
Recurring JV distributions	2,432	6,425	3,682	2,459	5,123
Income (loss) in noncontrolling interest in consolidated joint ventures	(795)	(895)	(830)	(176)	(1,404)
Redeemable noncontrolling interest	6,471	6,471	6,471	6,471	6,471
Income tax expense	72	84	34	6	0
Adjusted EBITDA	**$43,515**	**$58,840**	**$56,917**	**$61,574**	**$71,476**
Net debt at period end [6]	$2,749,493	$2,858,504	$2,950,026	$2,835,993	$2,767,351
Net debt to Adjusted EBITDA	15.8x	12.1x	13.0x	11.5x	9.7x

Notes:
See footnotes and "Information About FFO, Core FFO, AFFO & Adjusted EBITDA" on page 17.

4Q 2020 CLI Company Highlights 12

Income Statement – Year-to-Date Comparison

$ in thousands, except per share amounts
(unaudited)

	YTD 2020			YTD 2019		
	All Operations	Less: Disc. Ops	Total	All Operations	Less: Disc. Ops	Total
REVENUES						
Revenue from leases:						
Base rents	$378,543	($124,994)	$253,549	$431,369	($153,325)	$278,044
Escalations and recoveries from tenants	29,262	(9,841)	19,421	38,526	(14,161)	24,365
Real estate services	11,390	-	11,390	13,873	-	13,873
Parking income	15,777	(173)	15,604	22,078	(221)	21,857
Hotel income	4,287	-	4,287	9,841	-	9,841
Other income	9,218	93	9,311	11,187	(1,965)	9,222
Total revenues	**$448,477**	**($134,915)**	**$313,562**	**$526,874**	**($169,672)**	**$357,202**
EXPENSES						
Real estate taxes	$63,476	($17,651)	$45,825	$65,778	($20,961)	$44,817
Utilities	24,080	(10,363)	13,717	32,121	(14,240)	17,881
Operating services	94,371	(26,058)	68,313	104,197	(33,788)	70,409
Real estate service expenses	13,555	-	13,555	15,918	-	15,918
General and administrative	73,698	(57)	73,641	59,861	(56)	59,805
Depreciation and amortization	126,841	(4,806)	122,035	204,618	(71,021)	133,597
Property impairments	36,582	-	36,582	-	-	-
Land and other impairments	16,817	-	16,817	32,444	-	32,444
Total expenses	**$449,420**	**($58,935)**	**$390,485**	**$514,937**	**($140,066)**	**$374,871**
Operating Income (expense)	**($943)**	**($75,980)**	**($76,923)**	**$11,937**	**($29,606)**	**($17,669)**
OTHER (EXPENSE) INCOME						
Interest expense	($86,248)	$5,257	($80,991)	($95,812)	$5,243	($90,569)
Interest and other investment income (loss)	44	(1)	43	2,415	(3)	2,412
Equity in earnings (loss) of unconsolidated joint ventures	(3,832)	-	(3,832)	(1,319)	-	(1,319)
Gain on change of control of interests	-	-	-	13,790	-	13,790
Realized gains (losses) and unrealized losses on disposition	5,481	-	5,481	209,752	133,350	343,102
Gain on sale of land/other	16,988	(11,201)	5,787	522	-	522
Gain on sale from unconsolidated joint ventures	35,184	-	35,184	903	-	903
Gain (loss) from early extinguishment of debt, net	(272)	-	(272)	1,648	-	1,648
Total other income (expense)	**(32,655)**	**(5,945)**	**(38,600)**	**131,899**	**138,590**	**270,489**
Income from continuing operations	**(33,598)**	**(81,925)**	**(115,523)**	**143,836**	**108,984**	**252,820**
Income from discontinued operations	-	70,724	70,724	-	24,366	24,366
Realized gains (losses) on disposition	-	11,201	11,201	-	(133,350)	(133,350)
Total discontinued operations	-	**81,925**	**81,925**	-	**(108,984)**	**(108,984)**
Net Income	**(33,598)**	-	**(33,598)**	**143,836**	-	**143,836**
Noncontrolling interest in consolidated joint ventures	2,695	-	$2,695	3,904	-	$3,904
Noncontrolling interests in Operating Partnership of income from continuing operations	13,279	-	13,279	(23,720)	-	(23,720)
Noncontrolling interests in Operating Partnership in discontinued operations	(7,880)	-	(7,880)	10,456	-	10,456
Redeemable noncontrolling interest	(25,883)	-	(25,883)	(22,615)	-	(22,615)
Net income (loss) available to common shareholders	**($51,387)**	**$0**	**($51,387)**	**$111,861**	**$0**	**$111,861**
Basic earnings per common share:						
Net income (loss) available to common shareholders			($0.70)			$0.95
Diluted earnings per common share:						
Net income (loss) available to common shareholders			($0.70)			$0.95
Basic weighted average shares outstanding			90,648,000			90,557,000
Diluted weighted average shares outstanding			100,260,000			100,689,000

4Q 2020 CLI Company Highlights 13

FFO & Core FFO – Year - to - Date Comparison 14 4Q 2020 $ in thousands, except per share amounts and ratios (unaudited) CLI Company Highlights Notes: See footnotes and “Information About FFO, Core FFO, AFFO & Adjusted EBITDA” on page 17. YTD 2020 YTD 2019 Net income (loss) available to common shareholders ($51,387) $111,861 Add (deduct): Noncontrolling interest in Operating Partnership (13,279) 23,720 Noncontrolling interests in discontinued operations 7,880 (10,456) Real estate-related depreciation and amortization on continuing operations (1) 132,816 144,932 Real estate-related depreciation and amortization on discontinued operations 4,806 70,614 Property impairments on continuing operations 36,582 - Property impairments on discontinued operations - 11,696 Impairment of unconsolidated joint venture investment (included in Equity in earnings) 2,562 3,661 Gain on change of control of interests - (13,790) Gain on sale from unconsolidated joint ventures (35,184) (903) Continuing operations: Realized (gains) and unrealized losses on disposition of rental property, net (5,481) (343,102) Discontinued operations: Realized (gains) loss and unrealized losses on disposition of rental property, net (11,201) 117,898 Funds from operations (2) $68,114 $116,131 Add/(Deduct): (Gain)/Loss from extinguishment of debt, net $272 ($1,648) Dead deal costs 2,860 271 Land and other impairments 16,817 36,200 Gain on disposition of developable land (5,787) (522) Strategic direction costs - 4,629 Severance/separation costs on management restructuring 11,929 1,839 Reporting system conversion costs 363 998 Noncontrolling interest share of consolidated joint venture impairment charge - (1,263) Management contract termination costs - 1,021 Proxy fight costs 12,770 4,171 New payroll tax consulting costs - 1,313 Core FFO $107,338 $163,140 Diluted weighted average shares/units outstanding (7) 100,260,000 100,689,000 Funds from operations per share-diluted $0.68 $1.15 Core Funds from Operations per share/unit-diluted $1.07 $1.62 Dividends declared per common share $0.40 $0.80

AFFO & Adjusted EBITDA – Year - to - Date Comparison 15 4Q 2020 $ in thousands, except per share amounts and ratios (unaudited) CLI Company Highlights Notes: See footnotes and “Information About FFO, Core FFO, AFFO & Adjusted EBITDA” on page 17. YTD 2020 YTD 2019 Core FFO (calculated on previous page) $107,338 $163,140 Add (Deduct) Non-Cash Items: Straight-line rent adjustments (3) ($3,928) ($14,616) Amortization of market lease intangibles, net (4) (3,709) (4,268) Amortization of lease inducements 55 460 Amortization of stock compensation 7,926 8,481 Non-real estate depreciation and amortization 1,610 2,092 Amortization of debt discount/(premium) and mark-to-market, net (1,084) (949) Amortization of deferred financing costs 4,625 4,625 Deduct: Non-incremental revenue generating capital expenditures: Building improvements (11,690) (12,418) Tenant improvements and leasing commissions (5) (21,295) (29,330) Tenant improvements and leasing commissions on space vacant for more than one year (13,132) (14,724) Adjusted FFO (2) $66,716 $102,493 Core FFO (calculated on previous page) $107,338 $163,140 Deduct: Equity in earnings (loss) of unconsolidated joint ventures, net $1,271 ($2,342) Equity in earnings share of depreciation and amortization (12,391) (13,018) Add-back: Interest expense 86,248 95,811 Recurring JV distributions 14,998 15,621 Income (loss) in noncontrolling interest in consolidated joint ventures (2,695) (3,904) Redeemable noncontrolling interest 25,883 22,615 Income tax expense 195 188 Adjusted EBITDA 220,846 $278,111 Net debt at period end (6) $2,749,493 $2,767,351 Net debt to Adjusted EBITDA 12.4x 10.0x

EBITDAre – Quarterly Comparison

$ in thousands
(unaudited)

	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Net income (loss) available to common shareholders	$65,632	($42,208)	($34,887)	($39,924)	($54,652)
Add/(Deduct):					
Noncontrolling interest in operating partnership	2,582	(7,874)	(4,626)	(3,666)	5,494
Noncontrolling interest in discontinued operations	4,409	3,388	937	(549)	(11,317)
Noncontrolling interest in consolidated joint ventures [a]	(795)	(895)	(829)	(176)	(1,404)
Redeemable noncontrolling interest	6,470	6,471	6,471	6,471	6,471
Interest expense	20,518	21,586	21,919	22,226	24,072
Income tax expense	71	84	34	7	1
Depreciation and amortization	29,762	33,036	28,794	35,249	57,684
Deduct:					
Realized (gains) losses and unrealized losses on disposition of rental property, net - continuing operations	(13,396)	-	-	7,915	8,081
Realized (gains) losses and unrealized losses on disposition of rental property, net - discontinued operations	(35,101)	(15,775)	11,929	27,746	-
(Gain)/loss on sale from unconsolidated joint ventures	(35,184)	-	-	-	-
Equity in (earnings) loss of unconsolidated joint ventures	3,551	(1,373)	946	708	437
Add:					
Property Impairments	-	36,582	-	-	-
Company's share of property NOI's in unconsolidated joint ventures [1]	5,006	7,518	6,823	7,526	12,819
EBITDAre	$53,525	$40,540	$37,511	$63,533	$47,686
Add:					
Loss from extinguishment of debt, net	272	-	-	-	153
Severance/Separation costs on management restructuring	191	8,900	891	1,947	-
Strategic direction costs	-	-	-	-	4,629
Reporting systems conversion cost	-	-	-	363	998
Dead deal costs	-	2,583	277	-	-
Land and other impairments	(6,584)	1,292	16,846	5,263	27,356
Gain on disposition of developable land	(974)	-	-	(4,813)	44
Proxy fight costs	-	6,954	5,017	799	-
Adjusted EBITDAre	$46,430	$60,269	$60,542	$67,092	$80,866
(a) Noncontrolling interests in consolidated joint ventures:					
Marbella	(328)	(395)	(80)	(37)	(44)
M2 at Marbella	(202)	(200)	(105)	(47)	(51)
Port Imperial Garage South	(153)	(181)	(224)	(55)	(18)
Port Imperial Retail South	(5)	(3)	(3)	(3)	(8)
Other consolidated joint ventures	(107)	(116)	(417)	(34)	(1,283)
Net losses in noncontrolling interests	($795)	($895)	($829)	($176)	($1,404)
Add:					
Depreciation in noncontrolling interest in consolidated JV's	659	661	669	660	645
Funds from operations - noncontrolling interest in consolidated JV's	($136)	($234)	($160)	$484	($759)
Add:					
Interest expense in noncontrolling interest in consolidated JV's	808	806	805	805	806
Net operating income before debt service in consolidated JV's	$672	$572	$645	$1,289	$47

Notes:
(1) See unconsolidated joint venture NOI details on page 23 for 4Q 2020.
See Information About EBITDAre on page 17.

4Q 2020 CLI Company Highlights 16

FFO, Core FFO, AFFO, & Adjusted EBITDA (Notes) 17 4Q 2020 Notes (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $ 2 , 371 and $ 3 , 677 for the three months ended December 31 , 2020 and 2019 , respectively, and $ 12 , 391 and $ 13 , 018 for the twelve months ended December 31 , 2020 and 2019 , respectively . Excludes non - real estate - related depreciation and amortization of $ 342 and $ 431 for the three months ended December 31 , 2020 and 2019 , respectively, and $ 1 , 610 and $ 2 , 092 for the twelve months ended December 31 , 2020 and 2019 . (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT) . See “Information About FFO, Core FFO and AFFO” below . (3) Includes free rent of $ 4 , 972 and $ 5 , 329 for the three months ended December 31 , 2020 and 2019 , respectively, and $ 15 , 159 and $ 21 , 424 for the twelve months ended December 31 , 2020 and 2019 , respectively . Also includes the Company's share from unconsolidated joint ventures of $ 108 and $ 186 for the three months ended December 31 , 2020 and 2019 , respectively, and $ 177 and $ 127 for the twelve months ended December 31 , 2020 and 2019 , respectively . (4) Includes the Company's share from unconsolidated joint ventures of $ 0 and $ 0 for the three months ended December 31 , 2020 and 2019 , respectively, and $ 0 and $ 0 for the twelve months ended December 31 , 2020 and 2019 , respectively . (5) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year . (6) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end . (7) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 9 , 412 and 9 , 530 for the three months ended December 31 , 2020 and 2019 , respectively, and 9 , 411 and 9 , 852 for the twelve months ended December 31 , 2020 and 2019 , respectively . Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate - related depreciation and amortization . The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT . The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs . FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity . FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition . However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”) . A reconciliation of net income per share to FFO per share is included in the financial tables above . Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time . Adjusted FFO ("AFFO") is defined as Core FFO less ( i ) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight - line rents and amortization of acquired above/below - market leases, net, and (iii) other non - cash income, plus (iv) other non - cash charges . Core FFO and AFFO are both non - GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP . Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends . There are not generally accepted definitions established for Core FFO or AFFO . Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs . A reconciliation of net income to Core FFO and AFFO are included in the financial tables above . Information About FFO, Core FFO and AFFO EBITDAre is a non - GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may n ot be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The Whit e Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the dispositi on of depreciated property, plus impairment write - downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre , because the Company believes that EBITDAre , along with cash flow from operating activities, investing activities and financing activities, provides investors with an a ddi tional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Compan y’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. Information About EBITDAre CLI Company Highlights

Same Store Performance

$ in thousands

Residential Same Store[1]

	For the Three Months Ended				For the Twelve Months Ended			
	4Q 2020	4Q 2019	Change	% Change	4Q 2020	4Q 2019	Change	% Change
Total Property Revenues	$23,249	$26,580	($3,331)	(12.5%)	$97,956	$103,497	($5,541)	(5.4%)
Real Estate Taxes	$4,305	$2,964	$1,342	45.3%	$13,309	$12,270	$1,039	8.5%
Payroll	1,498	1,311	187	14.3%	5,488	5,132	357	6.9%
Repairs & Maintenance	513	428	85	19.8%	1,748	1,693	55	3.2%
Utilities	777	750	28	3.7%	3,360	3,287	73	2.2%
Insurance	538	326	212	65.0%	1,808	1,262	545	43.2%
Marketing	445	534	(89)	(16.7%)	1,548	1,926	(377)	(19.6%)
Management Fees & Other	3,665	3,140	524	16.7%	13,560	12,247	1,313	10.7%
Total Property Expenses	$11,741	$9,453	$2,288	24.2%	$40,820	$37,816	$3,004	7.9%
Same Store GAAP NOI[2],[3]	**$11,508**	**$17,127**	**($5,619)**	**(32.8%)**	**$57,136**	**$65,681**	**($8,545)**	**(13.0%)**
Total Units	3,813	3,813	-	-	3,813	3,813	-	-
% Leased	89.4%	93.9%	-	(4.5%)	89.4%	93.9%	-	(4.5%)
Adjusted Same Store[4]								
Revenues	*$17,244*	*$19,049*	*($1,805)*	*(9.5%)*	*$71,663*	*$72,474*	*($811)*	*(1.1%)*
Expenses	*7,854*	*6,681*	*1,173*	*17.6%*	*28,830*	*26,822*	*2,008*	*7.5%*
Adjusted Same Store GAAP NOI[3]	***$9,390***	***$12,368***	***($2,978)***	***(24.1%)***	***$42,833***	***$45,652***	***($2,819)***	***(6.2%)***
Total Units	*2,878*	*2,878*	*-*	*-*	*2,878*	*2,878*	*-*	*-*
% Leased	*92.2%*	*96.0%*	*-*	*(3.8%)*	*92.2%*	*96.0%*	*-*	*(3.8%)*

Office Same Store[5]

	For the Three Months Ended				For the Twelve Months Ended			
	4Q 2020	4Q 2019	Change	% Change	4Q 2020	4Q 2019	Change	% Change
Total Property Revenues (GAAP)	$33,277	$35,899	($2,622)	(7.3%)	$143,340	$144,740	($1,400)	(1.0%)
Real Estate Taxes	$5,064	$3,783	$1,281	33.9%	$19,812	$18,303	$1,509	8.2%
Utilities	1,734	1,968	(234)	(11.9%)	7,644	9,023	(1,379)	(15.3%)
Operating Services	7,399	7,973	(574)	(7.2%)	30,185	31,072	(887)	(2.9%)
Total Property Expenses	$14,197	$13,724	$473	3.4%	$57,641	$58,398	($757)	(1.3%)
Same Store GAAP NOI[6]	**$19,080**	**$22,175**	**($3,095)**	**(14.0%)**	**$85,699**	**$86,342**	**($643)**	**(0.7%)**
Less: straight-lining of rents adj. and FAS 141	$608	$2,853	($2,245)	(78.7%)	$2,519	$10,234	($7,715)	(75.4%)
Same Store Cash NOI	$18,472	$19,322	($850)	(4.4%)	$83,180	$76,108	$7,072	9.3%
Total Properties	6	6	-	-	6	6	-	-
Total Square Footage	4,508,801	4,508,801	-	-	4,508,801	4,508,801	-	-
% Leased	77.3%	77.8%	-	(0.5%)	77.3%	77.8%	-	(0.5%)

Notes:

(1) Values represent the Company's pro rata ownership of operating portfolio.
(2) Aggregate property-level revenue over the given period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.
(3) Excluding PILOT tax catch-up adjustments totaling $800K, 4Q20 SSNOI % would be (28.1%) and 4Q20 Adjusted SSNOI % would be (22.3%).
(4) Adjusted Residential Same Store property pool excludes Transition Assets: BLVD 475 and BLVD 425.
(5) Office Same Store excludes discontinued operations and Harborside Plaza 1 as it was removed from service in 4Q19.
(6) The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.

4Q 2020 CLI Company Highlights 18

Debt Summary & Future Repayments Schedule

$ in thousands

Debt Breakdown

	Balance	% of Total	Weighted Average Interest Rate [1]	Weighted Average Maturity in Years
Fixed Rate Debt				
Fixed Rate Unsecured Debt and Other Obligations	$575,000	20.4%	4.09%	1.81
Fixed Rate Secured Debt	1,811,502	64.3%	3.75%	6.24
Subtotal: Fixed Rate Debt	**$2,386,502**	**84.7%**	**3.83%**	**5.17**
Variable Rate Debt				
Variable Rate Secured Debt	$407,360	14.5%	3.50%	3.23
Variable Rate Unsecured Debt [1]	25,000	0.9%	1.50%	0.57
Subtotal: Variable Rate Debt	**$432,360**	**15.3%**	**3.38%**	**3.07**
Totals/Weighted Average	**$2,818,862**	**100.0%**	**3.76%**	**4.85**
Adjustment for Unamortized Debt Discount	(1,504)			
Unamortized Deferred Financing Costs	(15,561)			
Total Consolidated Debt, net	**$2,801,797**			
Partners' Share	(74,912)			
CLI Share of Total Consolidated Debt, net [a]	**$2,726,886**			
Unconsolidated Secured Debt				
CLI Share	$358,075	55.7%	4.16%	7.10
Partners' Share	284,704	44.3%	4.16%	7.10
Total Unconsolidated Secured Debt	**$642,779**	**100.0%**	**4.16%**	**7.10**

Maturity Schedule

Period	Principal Maturities	Scheduled Amortization	Total Future Repayments	Weighted Average Interest Rate [1]
2021	28,800	590	29,390	1.96%
2022	440,357	550	440,907	4.15%
2023	376,457	2,047	378,504	3.39%
2024	469,545	3,403	472,948	3.86%
2025	-	3,300	3,300	3.98%
2026	658,000	12,822	670,822	3.68%
Thereafter	822,991	-	822,991	3.79%
Subtotal	**$2,796,150**	**22,712**	**$2,818,862**	**3.76%**
Adjustment for unamortized debt discount/premium		(1,504)	(1,504)	
Unamortized deferred financing costs [2]		(15,561)	(15,561)	
Totals/Weighted Average	**$2,796,150**	**$5,643**	**$2,801,797**	**3.76%**

Notes:

(a) Minority interest share of consolidated debt is comprised of $33.7 million at Marbella, $30.1 million at M2, $9.9 million at Port Imperial South Garage, and $1.2 million at Port Imperial South Retail.

See supporting "Debt Summary & Future Repayments Schedule" notes on page 36.

4Q 2020 CLI Company Highlights 19

Residential Debt Profile

$ in thousands

	Lender	Effective Interest Rate [1]	December 31, 2020	December 31, 2019	Date of Maturity
Secured Construction Loans					
The Emery	Fifth Third Bank	N/A	-	24,064	N/A
RiverHouse 9	Bank of New York Mellon	LIBOR + 2.13%	46,357	11,615	12/19/22
The Upton	People's United Bank	LIBOR + 2.15%	42,459	9,431	03/26/23
The Charlotte	QuadReal Finance	LIBOR + 2.70%	161,544	5,144	12/01/24
Total Secured Construction Debt			**$250,360**	**$50,254**	
Secured Permanent Loans					
Riverwatch	New York Community Bank	N/A	-	30,000	N/A
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.56%	3,866	3,934	12/01/21
Marriott Hotels at Port Imperial	Fifth Third Bank	LIBOR + 3.40%	94,000	74,000	04/09/22
Portside 7	CBRE Capital Markets/FreddieMac	3.57%	58,998	58,998	08/01/23
Signature Place	Nationwide Life Insurance Company	3.74%	43,000	43,000	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	265,000	232,000	10/01/24
Portside 5/6	New York Life Insurance Co.	4.56%	97,000	97,000	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	117,000	117,000	08/10/26
145 Front Street	MUFG Union Bank	LIBOR + 1.84%	63,000	63,000	12/10/26
Quarry Place at Tuckahoe	Natixis Real Estate Capital LLC	4.48%	41,000	41,000	08/05/27
BLVD 475	Northwestern Mutual Life	2.91%	165,000	166,752	11/10/27
RiverHouse 11 at Port Imperial	Northwestern Mutual Life	4.52%	100,000	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	160,000	160,000	07/01/29
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.85%	33,138	32,600	12/01/29
The Emery	New York Community Bank	3.21%	72,000	-	01/01/31
Principal balance outstanding			1,444,002	1,350,284	
Unamortized deferred financing costs			(11,595)	(13,394)	
Total Secured Permanent Debt			**$1,432,407**	**$1,336,890**	
Total Debt - Residential Portfolio - A			**$1,682,767**	**$1,387,144**	

Notes:
See supporting "Debt Profile" notes on page 36.

4Q 2020 CLI Company Highlights 20

21 4Q 2020 Office Debt Profile Notes: See supporting “Debt Profile” notes on page 36. $ in thousands CLI Company Highlights Effective December 31, December 31, Date of Lender Interest Rate (1) 2020 2019 Maturity Secured Permanent Loans 101 Hudson Wells Fargo CMBS 3.20% 250,000 250,000 10/11/26 Short Hills Portfolio Wells Fargo CMBS 4.15% 124,500 124,500 04/01/27 111 River Apollo/Athene 3.90% 150,000 150,000 09/01/29 Principal balance outstanding 524,500 524,500 Unamortized deferred financing costs (3,123) (3,610) Total Secured Debt - Office Portfolio $521,377 $520,890 Senior Unsecured Notes: (2)(3) 4.500%, Senior Unsecured Notes public debt 4.61% 300,000 300,000 04/18/22 3.150%, Senior Unsecured Notes public debt 3.52% 275,000 275,000 05/15/23 Principal balance outstanding 575,000 575,000 Adjustment for unamortized debt discount (1,504) (2,170) Unamortized deferred financing costs (843) (1,346) Total Senior Unsecured Notes, net: $572,653 $571,484 Revolving Credit Facilities 13 Lenders LIBOR +1.35% 25,000 329,000 07/25/21 Total Debt - Office Portfolio - B 1,119,029 1,421,374 Total Debt - Residential Portfolio - A (from previous page) 1,682,767 1,387,144 Total Consolidated Debt: A + B = C 2,801,797 2,808,518

22 4Q 2020 Consolidated Debt Maturity Schedule $ in thousands CLI Company Highlights *Revolving Credit Facility is excluded from the table Construction Office Secured Residential Secured Corporate* 2021 - - $3,866 - 2022 $46,357 - $94,000 $300,000 2023 $42,459 - $58,998 $275,000 2024 $161,544 - $308,000 - 2025 - - - - 2026 - $250,000 $408,000 - 2027 - $124,500 $206,000 - 2028 - - - - 2029 - $150,000 $293,138 - 2030 - - - - 2031 - - $72,000 - $46,357 $42,459 $161,544 $250,000 $124,500 $150,000 $3,866 $94,000 $58,998 $308,000 $408,000 $206,000 $293,138 $72,000 $300,000 $275,000 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Debt Maturity Schedule Construction Office Secured Residential Secured Corporate*

Unconsolidated Joint Ventures

$ in thousands

Property	Units/SF	Leased Occupancy	CLI's Nominal Ownership (1)	4Q 2020 NOI (a)	Total Debt	NOI After Debt Service (b)	CLI Share of NOI (c)	CLI Share of Debt	CLI NOI After Debt Service (d)	CLI 4Q 2020 FFO
Operating Properties										
Residential										
Urby Harborside	762	94.2%	85.0%	$3,829	$192,000	$1,262	$3,255	$163,200	$1,073	$1,046
RiverTrace at Port Imperial	316	91.1%	22.5%	1,434	82,000	745	323	18,450	168	171
Riverpark at Harrison	141	97.2%	45.0%	415	30,192	124	187	13,586	56	20
Metropolitan	130	92.3%	25.0%	418	42,567	159	105	10,642	40	(123)
Metropolitan Lofts	59	96.6%	50.0%	31	18,200	(85)	16	9,100	(43)	(45)
Station House	378	90.2%	50.0%	1,385	95,137	239	693	47,569	120	101
Subtotal - Residential	**1,786**	**93.0%**	**57.9%**	**$7,512**	**$460,096**	**$2,444**	**$4,579**	**$262,547**	**$1,414**	**$1,170**
Office										
12 Vreeland	139,750	100.0%	50.0%	$401	$4,582	$368	$201	$2,291	$184	$180
Offices at Crystal Lake	106,345	93.2%	31.3%	432	2,532	402	135	791	126	125
Subtotal - Office	**246,095**	**97.1%**	**41.9%**	**$833**	**$7,114**	**$770**	**$336**	**$3,082**	**$310**	**$305**
Retail/Hotel										
Hyatt Regency Jersey City	351	N/A	50.0%	(1,667)	100,000	(2,585)	(834)	50,000	(1,293)	263
Subtotal - Retail/Hotel		**N/A**	**50.0%**	**($1,667)**	**$100,000**	**($2,585)**	**($834)**	**$50,000**	**($1,293)**	**$263**
Total Operating			**57.8%**	**$6,678**	**$567,210**	**$629**	**$4,081**	**$315,629**	**$431**	**$1,738**
Crystal House	825	N/A	25.0%	$2,527	N/A	$1,299	$632	N/A	$325	$325
Other Unconsolidated JVs				591	75,569	43	293	30,228	17	(22)
Total Unconsolidated JVs (2)				**$9,796**	**$642,779**	**$1,971**	**$5,006**	**$345,857**	**$773**	**$2,041**

Notes:

(a) The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities.
(b) Property-level revenue; less: operating expense, real estate taxes and utilities, property-level G&A expense and property-level interest expense.
(c) GAAP NOI at Company's ownership interest in the joint venture property.
(d) NOI After Debt Service at Company's ownership interest in the joint venture property, calculated as Company's share of GAAP NOI after deducting Company's share of the unconsolidated joint ventures' interest expense. The Company's share of the interest expense is $3,625,000 for 4Q 2020.

See supporting "Unconsolidated Joint Ventures" notes on page 36 and Information About Net Operating Income (NOI) on page 39.

4Q 2020 CLI Company Highlights 23

Transaction Activity

$ in thousands (incl. per unit values) except per SF

Residential Portfolio

	Location	Transaction Date	Number of Buildings	Units / Keys / SF	Percentage Leased	Gross Asset Value [1]	Price Per Unit / SF [1]	Weighted Average Cap Rate [2]
1Q 2020 Dispositions								
Capital Office Park Land	Greenbelt, MD	03/27/20	-	-	-	$9,661	-	
Total 1Q 2020 Dispositions			-	-	-	$9,661	-	-
1Q 2020 Acquisitions								
Port Imperial North Retail	West New York, NJ	03/12/20	1	30,745	66.2%	$15,200	$494	
Total 1Q 2020 Dispositions			1	30,745	66.2%	$15,200	$494	4.6%
4Q 2020 Dispositions								
Hillsborough (Land) [3]	Hillsborough, NJ	12/17/20	-	-	-	$4,200	-	
Riverwatch	New Brunswick, NJ	12/23/20	2	200	94.0%	47,000	235,000	
Crystal House [4]	Arlington, VA	12/31/20	1	825	90.2%	336,600	408,000	
Crystal House (Land) [5]	Arlington, VA	12/31/20	-	-	-	40,000	-	
Total 4Q 2020 Dispositions [6]			3	1,025	90.9%	$427,800	$374,244	2.9%

Office Portfolio

	Location	Transaction Date	Number of Buildings	SF	Percentage Leased	Gross Asset Value [1]	Price Per SF	Weighted Average Cap Rate
1Q 2020 Dispositions								
230 & 250 Half Mile Rd.	Middletown, NJ	01/03/20	2	-	-	$7,600	-	
One Bridge Plaza	Fort Lee, NJ	03/17/20	1	200,000	73.5%	36,700	184	
Total 1Q 2020 Dispositions			3	200,000	73.5%	$44,300	$184	6.2%
3Q 2020 Dispositions								
3 Giralda Farms	Madison, NJ	07/22/20	1	141,000	0.0%	$7,974	57	
Parsippany & Giralda Portfolio	Morris County, NJ	09/15/20	10	1,448,420	82.4%	158,752	110	
325 Columbia Turnpike	Florham Park, NJ	09/18/20	1	168,144	84.5%	25,550	152	
9 Campus Drive	Parsippany, NJ	09/24/20	1	156,495	91.6%	21,000	134	
Total 3Q 2020 Dispositions			13	1,914,059	77.3%	$213,275	$111	9.6%
4Q 2020 Dispositions								
5 Vaughn Drive	Princeton, NJ	10/21/20	1	98,500	30.0%	$7,500	76	
7 Campus Drive	Parsippany, NJ	11/18/20	1	154,395	45.0%	12,750	83	
581 Main Street	Woodbridge, NJ	12/03/20	1	200,000	100.0%	61,000	305	
14 & 16 Skyline (Land)	Hawthorne, NY	12/18/20	-	-	-	3,000	-	
500 College Road	Princeton, NJ	12/22/20	1	158,235	47.0%	9,983	63	
Total 4Q 2020 Dispositions			4	611,130	61.1%	$94,233	$149	3.6%

See supporting "Transaction Activity" notes on page 36.

4Q 2020 CLI Company Highlights 24

25 Multifamily Portfolio 4Q 2020 25

$ in thousands, except per home Operating Communities – Residential 26 4Q 2020 Notes: See Information About Net Operating Income on page 39. See supporting “Operating Communities” notes on page 36. CLI Multifamily Portfolio Average Average Percentage Percentage Revenue Revenue Rentable Avg. Year Leased Leased Per Home Per Home NOI* NOI* NOI* Debt Operating - Residential Location Ownership Apartments SF Size Complete 4Q 2020 3Q 2020 4Q 2020 3Q 2020 4Q 2020 3Q 2020 YTD 2020 Balance Consolidated Liberty Towers Jersey City, NJ 100.0% 648 603,110 931 2003 87.0% 86.3% $3,134 $3,243 $2,942 $3,059 $14,693 $265,000 BLVD 425 (f.k.a. Marbella) Jersey City, NJ 74.3% 412 369,515 897 2003 79.4% 72.6% 3,127 3,330 1,315 1,366 7,050 131,000 BLVD 475 (f.k.a. Monaco) Jersey City, NJ 100.0% 523 475,742 910 2011 82.0% 79.3% 3,115 3,309 1,142 2,176 9,066 165,000 BLVD 401 (f.k.a. M2) Jersey City, NJ 74.3% 311 273,132 878 2016 82.3% 82.6% 3,405 3,559 1,505 1,623 6,981 117,000 Soho Lofts Jersey City, NJ 100.0% 377 449,067 1,191 2017 91.2% 92.8% 4,172 4,135 2,108 1,670 8,505 160,000 RiverHouse 11 Weehawken, NJ 100.0% 295 250,591 849 2018 91.2% 96.3% 3,361 3,551 1,453 1,752 6,909 100,000 Signature Place at Morris Plains Morris Plains, NJ 100.0% 197 203,716 1,034 2018 95.9% 98.0% 2,610 2,671 731 670 3,130 43,000 Quarry Place at Tuckahoe Eastchester, NY 100.0% 108 105,509 977 2016 96.3% 98.1% 3,642 3,721 559 584 2,488 41,000 Portside at East Pier - 7 East Boston, MA 100.0% 181 156,091 862 2015 96.6% 91.4% 2,856 2,993 956 939 3,959 58,998 Portside at East Pier - 5/6 East Boston, MA 100.0% 296 235,078 794 2018 96.9% 93.1% 2,867 3,042 1,622 1,586 6,465 97,000 145 Front at City Square Worcester, MA 100.0% 365 305,656 837 2018 94.8% 95.1% 2,014 2,001 1,258 1,105 4,808 63,000 The Emery (1) Revere, MA 100.0% 326 273,140 838 2020 92.9% 75.8% 2,684 1,415 1,087 (5) 711 72,000 Consolidated 95.4% 4,039 3,700,347 916 88.9% 87.6% $3,084 $3,237 $16,678 $16,525 $75,136 $1,312,998 Unconsolidated Joint Ventures (2) Urby Harborside Jersey City, NJ 85.0% 762 474,476 623 2017 94.2% 93.3% $3,093 $3,113 $3,829 $4,056 $17,395 $192,000 RiverTrace at Port Imperial West New York, NJ 22.5% 316 295,767 936 2014 91.1% 95.3% 2,969 3,169 1,434 1,498 6,528 82,000 RiverPark at Harrison Harrison, NJ 45.0% 141 125,498 890 2014 97.2% 92.9% 2,331 2,300 415 319 1,535 30,192 Metropolitan at 40 Park (3) Morristown, NJ 25.0% 130 124,237 956 2010 92.3% 96.2% 2,864 3,197 244 613 2,038 36,500 Metropolitan Lofts Morristown, NJ 50.0% 59 54,683 927 2018 96.6% 98.3% 3,092 3,266 31 199 830 18,200 Station House Washington, DC 50.0% 378 290,348 768 2015 90.2% 90.5% 2,449 2,636 1,385 1,514 6,372 95,137 Joint Ventures 57.9% 1,786 1,365,009 764 93.0% 93.4% $2,858 $2,969 $7,338 $8,199 $34,698 $454,029 Total Residential - Operating Communities (4) 83.9% 5,825 5,065,356 870 90.2% 89.5% $3,014 $3,150 $24,016 $24,724 $109,834 $1,767,027 Sold Properties Riverwatch New Brunswick, NJ 100.0% 200 147,852 739 1997 N/A 84.5% N/A $1,884 242 $352 $1,560 N/A Crystal House Arlington, VA 25.0% 825 738,786 895 1962 N/A 90.9% N/A 2,239 2,527 2,753 11,751 N/A Sold Properties 39.6% 1,025 886,638 865 N/A 89.7% N/A $2,170 $2,769 $3,105 $13,311 N/A Average Average Year Occupancy Occupancy ADR ADR NOI* NOI* NOI* Debt Operating - Hotels Location Ownership Keys Complete 4Q 2020 3Q 2020 4Q 2020 3Q 2020 4Q 2020 3Q 2020 YTD 2020 Balance Envue, Autograph Collection Weehawken, NJ 100.0% 208 2019 N/A N/A N/A N/A ($908) ($1,058) ($3,414) Residence Inn at Port Imperial Weehawken, NJ 100.0% 164 2018 59.5% 62.8% 126 120 70 (313) (442) Marriott Hotels at Port Imperial 100.0% 372 59.5% 62.8% $126 $120 ($838) ($1,371) ($3,856) $94,000 Operating Highlights

Operating Communities - Commercial

$ in thousands

Operating - Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased 4Q 2020	Percentage Leased 3Q 2020	NOI* 4Q 2020	NOI* 3Q 2020	NOI* YTD 2020	Debt Balance
						Operating Highlights					
Port Imperial Garage South	Weehawken, NJ	70.0%	800	320,426	2013	N/A	N/A	$65	($12)	$332	$33,138
Port Imperial Garage North	Weehawken, NJ	100.0%	786	304,617	2015	N/A	N/A	(127)	(146)	(318)	-
Port Imperial Retail South	Weehawken, NJ	70.0%		18,064	2013	88.1%	88.1%	114	118	474	3,866
Port Imperial Retail North	Weehawken, NJ	100.0%		8,400	2015	100.0%	100.0%	79	89	303	-
Riverwalk at Port Imperial	West New York, NJ	100.0%		30,745	2008	52.3%	52.3%	(7)	(7)	274	-
Shops at 40 Park	Morristown, NJ	25.0%		50,973	2010	69.0%	69.0%	68	121	617	6,067
Total Commercial		**80.9%**		**733,225**		**69.9%**	**69.9%**	**$192**	**$163**	**$1,682**	**$43,071**

Summary of Consolidated RRT NOI by Type (unaudited):

	4Q 2020	3Q 2020
Total Consolidated Residential - Operating Communities - from p. 26	$16,678	$16,882
Total Consolidated Commercial - (from table above)	124	42
Total NOI from Consolidated Properties (excl unconsol. JVs/subordinated interests):	$16,802	$16,924
NOI (loss) from services, land/development/repurposing & other assets	530	(1,272)
Total NOI for RRT (see Information About Net Operating Income on p. 39)*:	**$16,272**	**$15,652**

Notes:
See Information About Net Operating Income on page 36.

4Q 2020 CLI Multifamily Portfolio 27

In-Construction Communities & Future Land Sites

$ in thousands

				Project Capitalization - Total				Capital as of 4Q 2020			Development Schedule					
Community	Location	Ownership	Apartment Homes/ Keys	Costs	Debt [1]	MCRC Capital	Third Party Capital	Dev Costs [2]	Debt Balance	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized Yield	Projected Stabilized NOI	Projected Stabilized FFO
Consolidated																
RiverHouse 9	Weehawken, NJ	100.0%	313	$143,778	$92,000	$51,778	-	$98,135	$46,357	$51,778	3Q 2018	2Q 2021	2Q 2022	6.33%	$9,100	$6,110
The Upton	Short Hills, NJ	100.0%	193	99,412	64,000	35,412	-	77,871	42,459	35,412	4Q 2018	1Q 2021	4Q 2021	6.31%	6,268	4,188
The Charlotte	Jersey City, NJ	100.0%	750	469,510	300,000	169,510	-	331,054	161,544	169,510	1Q 2019	1Q 2022	3Q 2023	5.98%	28,100	18,350
Consolidated		100.0%	1,256	$712,700	$456,000	$256,700	$0	$507,060	$250,360	$256,700				6.12%	$43,468	$28,648
Joint Ventures																
The Capstone	West New York, NJ	40.0%	360	192,916	112,000	35,529	45,387	156,485	75,569	35,529	4Q 2017	1Q 2021	1Q 2022	6.34%	12,222	8,582
Joint Ventures		40.0%	360	$192,916	$112,000	$35,529	$45,387	$156,485	$75,569	$35,529				6.34%	$12,222	$8,582
Total In-Construction Communities		86.6%	1,616	$905,616	$568,000	$292,229	$45,387	$663,545	$325,929	$292,229				6.15%	$55,690	$37,230
							Total Remaining Capital	$242,071	$242,071	$0						

Future Developments	Location	Units
Hudson Waterfront		
Plaza 8	Jersey City, NJ	680
Plaza 9	Jersey City, NJ	487
Urby Harborside - Future Phases	Jersey City, NJ	1,500
107 Morgan	Jersey City, NJ	800
Liberty Landing Phase 1	Jersey City, NJ	265
Liberty Landing – Future Phases	Jersey City, NJ	585
PI South – Park Parcel	Weehawken, NJ	298
PI South – Building 16	Weehawken, NJ	204
PI South – Office 1/3 [3]	Weehawken, NJ	290
PI South – Building 2	Weehawken, NJ	245
PI North – Riverbend 6	West New York, NJ	607
PI North – Building I	West New York, NJ	164
Subtotal – Hudson Waterfront		6,125

	Location	Units
Greater NY/NJ		
1 Water St.	White Plains, NY	299
1633 Littleton/2 Campus	Parisppany, NJ	368
6 Becker Farm/85 Livingston	Roseland, NJ	439
233 Canoe Brook Hotel	Short Hills, NJ	160
Subtotal – Greater NY/NJ		1,266
Boston Metro		
Portside 1-4	East Boston, MA	300
Future Overlook Phases	Malden/Revere, MA	694
Overlook Hotel Parcels	Malden/Revere, MA	170
Subtotal – Boston Metro		1,164
Total Future Start Communities		8,555

Notes:
NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 39.
See supporting "In-Construction Communities" notes on page 36.

4Q 2020 CLI Multifamily Portfolio 28

Roseland Balance Sheet 29 4Q 2020 $ in thousands (unaudited) CLI Multifamily Portfolio 4Q 2020 4Q 2019 ASSETS Rental  Property Land  and  leasehold  interests $323,139 $322,792 Buildings  and  improvements 1,854,269 1,811,505 Tenant improvements 3,522 1,981 Furniture,  fixtures  and  equipment 76,878 72,224 Land and improvements held for development 308,627 292,350 Development and construction in progress 602,767 396,391 Total  Gross  Rental  Property 3,169,202 2,897,243 Less:  Accumulated  depreciation (140,776) (90,627) Net  Investment  in  Rental  Property 3,028,426 2,806,616 Assets  held  for  sale,  net - - Total  Property  Investments 3,028,426 2,806,616 Cash  and  cash  equivalents 12,109 8,654 Restricted  cash 11,198 10,520 Investments  in  unconsolidated  JV's 156,827 201,724 Unbilled  rents  receivable, net 4,113 2,745 Deferred  charges  &  other  assets 34,000 47,749 Accounts  receivable, net  of  allowance 2,842 1,401 Total  Assets $3,249,515 $3,079,409 LIABILITIES  &  EQUITY Mortgages,  loans  payable  &  other  obligations $1,682,767 $1,387,144 Note payable to affiliate - 19,300 Accounts  pay,  accrued  exp  and  other  liabilities 80,017 85,377 Rents  recv'd  in  advance  &  security  deposits 6,401 6,569 Accrued  interest  payable 4,036 3,950 Total  Liabilities 1,773,221 1,502,340 Redeemable noncontrolling interest - Rockpoint Group 460,973 451,058 Noncontrolling interests in consolidated joint ventures 45,010 47,064 Mack-Cali capital 970,311 1,078,947 Total  Liabilities  &  Equity $3,249,515 $3,079,409

Roseland Income Statement

$ in thousands
(unaudited)

	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
REVENUES					
Base rents	$30,602	$29,238	$31,190	$33,013	$34,919
Escalation and recoveries from tenants	893	1,311	1,218	1,080	1,223
Real estate services	2,766	2,864	2,711	2,949	2,995
Parking income	1,998	2,439	1,496	2,990	3,366
Hotel income	997	893	772	1,625	4,139
Other income	846	913	847	1,189	1,056
Total revenues	**$38,102**	**$37,658**	**$38,234**	**$42,846**	**$47,698**
EXPENSES					
Real estate taxes	$7,377	$5,675	$6,312	$6,283	$6,082
Utilities	1,342	1,562	1,376	1,633	1,216
Operating services	8,948	10,267	8,172	8,290	8,982
Real estate service expenses	3,420	3,258	3,035	3,673	3,703
General and administrative	2,855	6,010	3,250	2,893	3,377
Depreciation and amortization	15,016	15,551	15,309	21,067	22,564
Property impairments	-	36,582	-	-	-
Land and other impairments	-	-	4,856	175	1,035
Total expenses	**$38,958**	**$78,905**	**$42,310**	**$44,014**	**$46,959**
Operating Income	**($856)**	**($41,247)**	**($4,076)**	**($1,168)**	**$739**
OTHER (EXPENSE) INCOME					
Interest expense	($9,122)	($9,067)	($9,164)	($8,909)	($10,363)
Interest and other investment income (loss)	0	2	6	1	844
Equity in earnings (loss) of unconsolidated joint ventures	(1,298)	880	(569)	(590)	2,297
Realized gains (losses) and unrealized losses on disposition	7,164	-	-	-	113,787
Gain on sale from unconsolidated joint venture	35,184	-	-	-	0
Gain on sale of land/other	-	-	-	764	(44)
Gain (loss) from early extinguishment of debt, net	(272)	-	-	-	-
Total other income (expense)	**$31,656**	**($8,185)**	**($9,727)**	**($8,734)**	**$106,521**
Net income (loss)	**$30,800**	**($49,432)**	**($13,803)**	**($9,902)**	**$107,260**
Noncontrolling interest in consolidated joint ventures	$707	$798	$447	$176	$140
Redeemable noncontrolling interest	(6,016)	(6,016)	(6,016)	(6,016)	(6,015)
Net income (loss) available to common shareholders	**$25,491**	**($54,650)**	**($19,372)**	**($15,742)**	**$101,385**

4Q 2020

CLI Multifamily Portfolio

30

31 Office Portfolio 4Q 2020 31

Property Listing

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [1]	2021 Expirations SF	2021 Expirations % Total	2021 Expirations In-Place Rent
101 Hudson	Jersey City, NJ	1,246,283	1,024,901	82.2%	$45.27	34,528	3%	$47.75
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,219,537	82.0%	41.18	28,998	2%	37.86
Harborside 4A	Jersey City, NJ	231,856	231,856	100.0%	45.92	184,222	79%	45.92
Harborside 5	Jersey City, NJ	977,225	545,317	55.8%	41.31	156,499	16%	41.48
111 River Street	Hoboken, NJ	566,215	463,677	81.9%	42.37	3,325	1%	55.21
Total Waterfront		**4,508,801**	**3,485,288**	**77.3%**	**$42.84**	**407,572**	**9%**	**$43.87**
Harborside 1 [2]	*Jersey City, NJ*	*399,578*	-	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Total Waterfront (including Out of Service)		***4,908,379***	***3,485,288***	***71.0%***	***$42.84***	***407,572***	***8%***	***$43.87***
101 Wood Avenue S [3]	Iselin, NJ	262,841	262,841	100.0%	36.11	3,533	1%	$38.34
99 Wood Avenue S [3]	Iselin, NJ	271,988	222,287	81.7%	38.60	13,870	5%	35.66
333 Thornall Street [3]	Edison, NJ	196,128	174,381	88.9%	39.67	14,065	7%	39.65
343 Thornall Street [3]	Edison, NJ	195,709	180,698	92.3%	38.95	9,349	5%	34.61
150 JFK Parkway [3]	Short Hills, NJ	247,476	135,220	54.6%	40.55	5,767	2%	48.68
51 JFK Parkway [3]	Short Hills, NJ	260,741	226,571	86.9%	55.19	4,428	2%	54.69
101 JFK Parkway [3]	Short Hills, NJ	197,196	194,111	98.4%	46.01	-	0%	-
103 JFK Parkway [3]	Short Hills, NJ	123,000	123,000	100.0%	46.80	-	0%	-
Total Class A Suburban		**1,755,079**	**1,519,109**	**86.6%**	**$42.59**	**51,012**	**3%**	**$39.88**
7 Giralda Farms	Madison, NJ	236,674	142,136	60.1%	36.88	-	0%	-
4 Gatehall Drive [3]	Parsippany, NJ	248,480	147,778	59.5%	28.65	46,246	19%	25.82
100 Schultz Drive [3]	Red Bank, NJ	100,000	28,506	28.5%	32.10	-	0%	-
200 Schultz Drive [3]	Red Bank, NJ	102,018	87,579	85.8%	30.32	-	0%	-
1 River Center 1 [3]	Red Bank, NJ	122,594	111,915	91.3%	30.00	1,267	1%	32.83
1 River Center 2 [3]	Red Bank, NJ	120,360	120,360	100.0%	28.36	9,705	8%	29.71
1 River Center 3 [3]	Red Bank, NJ	194,518	76,572	39.4%	31.79	-	0%	-
100 Overlook Center [4]	Princeton, NJ	149,600	140,583	94.0%	31.43	-	0%	-
23 Main Street [3], [5]	Holmdel, NJ	350,000	350,000	100.0%	22.86	-	0%	-
Total Suburban		**1,624,244**	**1,205,429**	**74.2%**	**$28.72**	**57,218**	**4%**	**$26.63**
Total Core Office Portfolio [6]		**7,888,124**	**6,209,826**	**78.7%**	**$40.04**	**515,802**	**7%**	**$41.57**

Notes:

See supporting "Property Listing" notes on page 37.

4Q 2020 CLI Office Portfolio 32

Leasing Rollforwards & Activity

For the three months ended December 31, 2020

	Pct. Leased 9/30/2020	Inventory 9/30/2020	Sq. Ft. Leased 9/30/2020	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 12/31/2020	Sq. Ft. Leased 12/31/2020	Pct. Leased 12/31/2020
Waterfront	76.9%	4,508,801	3,467,561	-	-	11,659	6,068	17,727	4,508,801	3,485,288	77.3%
Class A Suburban	89.0%	1,955,079	1,739,759	(200,000)	(200,000)	(95,702)	75,052	(20,650)	1,755,079	1,519,109	86.6%
Suburban	70.0%	1,877,139	1,313,816	(252,895)	(101,980)	(47,861)	41,454	(6,407)	1,624,244	1,205,429	74.2%
Subtotals	**78.2%**	**8,341,019**	**6,521,136**	**(252,895)**	**(101,980)**	**(131,904)**	**122,574**	**(28,295)**	**7,888,124**	**6,209,826**	**78.7%**
Non-Core	68.0%	158,235	107,641	(158,235)	(106,057)	(1,584)	-	(1,584)	-	-	-
TOTALS	**78.0%**	**8,499,254**	**6,628,777**	**(252,895)**	**(101,980)**	**(133,488)**	**122,574**	**(29,879)**	**7,888,124**	**6,209,826**	**78.7%**

For the twelve months ended December 31, 2020

	Pct. Leased 12/31/2019	Inventory 12/31/2019	Sq. Ft. Leased 12/31/2019	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 12/31/2020	Sq. Ft. Leased 12/31/2020	Pct. Leased 12/31/2020
Waterfront	77.8%	4,508,801	3,510,055	-	-	(155,170)	130,403	(24,767)	4,508,801	3,485,288	77.3%
Class A Suburban	89.7%	2,155,079	1,932,953	(400,000)	(347,899)	(317,047)	251,102	(65,945)	1,755,079	1,519,109	86.6%
Suburban	79.0%	3,650,198	2,884,391	(2,025,954)	(1,584,289)	(289,823)	195,150	(94,673)	1,624,244	1,205,429	74.2%
Subtotals	**80.7%**	**10,314,078**	**8,327,399**	**(2,425,954)**	**(1,932,188)**	**(762,040)**	**576,655**	**(185,385)**	**7,888,124**	**6,209,826**	**78.7%**
Non-Core	70.3%	158,235	111,292	(158,235)	(87,294)	(33,275)	28,040	(5,235)	-	-	-
TOTALS	**80.6%**	**10,472,313**	**8,438,691**	**(2,425,954)**	**(1,932,188)**	**(795,315)**	**604,695**	**(190,620)**	**7,888,124**	**6,209,826**	**78.7%**

For the three months ended December 31, 2020

	Number of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed and Other Retained	Weighted Avg. Sq. Ft.	Weighted Avg. Term (Yrs)	Wtd. Avg. Base Rent ($)[1]	Wtd. Avg. Costs Sq. Ft. Per Year ($)
Waterfront	2	6,068	4,242	1,826	3,034	4.3	$50.36	$0.20
Class A Suburban	5	75,052	2,871	72,181	15,010	4.9	49.52	2.63
Suburban	3	41,454	1,300	40,154	13,818	7.2	28.71	1.01
Subtotals	**10**	**122,574**	**8,413**	**114,161**	**12,257**	**5.6**	**$42.52**	**$1.88**

Notes:
(1) Inclusive of escalations.

4Q 2020 CLI Office Portfolio 33

34 4Q 2020 Top 15 Tenants Notes: See supporting “Top 15 Tenants” notes on page 37. CLI Office Portfolio Percentage of Annualized Company Square Percentage Year of Number of Base Rental Annualized Base Feet Total Company Lease Properties Revenue ($) (1) Rental Revenue (%) (2) Leased Leased Sq. Ft. (%) (2) Expiration Bank of America Merrill Lynch 2 $11,125,489 5.5% 421,570 7.1% (3) John Wiley & Sons, Inc. 1 10,888,238 5.3% 290,353 4.9% 2033 MUFG Bank, Ltd. 2 10,195,724 5.0% 242,354 4.1% (4) Dun & Bradstreet Corporation 2 7,568,200 3.7% 192,280 3.2% 2023 Investors Bank 3 5,300,455 2.6% 144,552 2.4% (5) E*Trade Financial Corporation 1 5,290,600 2.6% 132,265 2.2% 2031 KPMG LLP 2 5,266,324 2.6% 120,947 2.0% (6) Vonage America Inc. 1 4,924,500 2.4% 350,000 5.9% 2023 Arch Insurance Company 1 4,326,008 2.1% 106,815 1.8% 2024 TP Icap Americas Holdings Inc. 2 4,163,898 2.0% 121,871 2.0% (7) Sumitomo Mitsui Banking Corp. 1 4,156,989 2.0% 111,105 1.9% 2037 (8) First Data Corporation 1 3,684,106 1.8% 88,374 1.5% (9) Brown Brothers Harriman & Co. 1 3,673,536 1.8% 114,798 1.9% 2026 HQ Global Workplaces LLC 4 3,460,735 1.7% 102,737 1.7% (10) Cardinia Real Estate LLC 1 3,112,664 1.5% 79,771 1.3% 2032 Totals $87,137,466 42.8% 2,619,792 44.0%

Lease Expirations

Year of Expiration/Market	Number of Leases Expiring[1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.)[2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)[3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2021						
Waterfront	18	407,572	6.8	17,224,734	42.26	8.1
Class A Suburban	11	51,012	0.8	1,841,133	36.09	0.9
Suburban	5	57,218	1.0	1,505,330	26.31	0.7
TOTAL – 2021	**34**	**515,802**	**8.6**	**20,571,197**	**39.88**	**9.7**
2022						
Waterfront	12	102,307	1.7	4,002,238	39.12	1.9
Class A Suburban	14	137,871	2.3	4,894,661	35.50	2.3
Suburban	9	77,333	1.3	2,199,579	28.44	1.0
TOTAL – 2022	**35**	**317,511**	**5.3**	**11,096,478**	**34.95**	**5.2**
2023						
Waterfront	11	324,360	5.4	12,331,295	38.02	5.8
Class A Suburban	19	352,245	5.9	13,901,220	39.46	6.6
Suburban	13	548,467	9.2	10,822,700	19.73	5.1
TOTAL – 2023	**43**	**1,225,072**	**20.5**	**37,055,215**	**30.25**	**17.5**
2024						
Waterfront	13	234,673	3.9	9,483,792	40.41	4.5
Class A Suburban	16	218,175	3.7	9,819,761	45.01	4.6
Suburban	13	121,838	2.0	3,579,917	29.38	1.7
TOTAL – 2024	**42**	**574,686**	**9.6**	**22,883,470**	**39.82**	**10.8**
2025						
Waterfront	10	116,923	2.0	3,653,423	31.25	1.7
Class A Suburban	16	196,267	3.3	7,245,321	36.92	3.5
Suburban	5	50,730	0.8	1,531,161	30.18	0.7
TOTAL – 2025	**31**	**363,920**	**6.1**	**12,429,905**	**34.16**	**5.9**
2026						
Waterfront	11	249,982	4.2	9,030,388	36.12	4.3
Class A Suburban	11	213,629	3.6	7,222,952	33.81	3.4
Suburban	12	104,360	1.7	2,993,026	28.68	1.4
TOTAL – 2026	**34**	**567,971**	**9.5**	**19,246,366**	**33.89**	**9.1**
2027 AND THEREAFTER						
Waterfront	42	1,837,994	30.7	66,713,611	36.30	31.4
Class A Suburban	15	344,660	5.7	14,342,477	41.61	6.9
Suburban	11	232,214	4.0	7,483,851	32.23	3.5
TOTAL – 2027 AND THEREAFTER	**68**	**2,414,868**	**40.4**	**88,539,939**	**36.66**	**41.8**
TOTALS BY TYPE						
Waterfront	117	3,273,811	54.7	122,439,481	37.40	57.7
Class A Suburban	102	1,513,859	25.3	59,267,525	39.15	28.2
Suburban	68	1,192,160	20.0	30,115,564	25.26	14.1
Totals/Weighted Average	**287**	**5,979,830**	**100.0**	**211,822,570**	**35.42**	**100.0**

Notes:

See supporting "Expirations" notes on page 37.

4Q 2020 CLI Office Portfolio 35

Appendix Key Financial Metrics - (Page 6 ) (1) Funds from operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT) . See p . 17 “Information About FFO, Core FFO & AFFO” . (2) Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests . Balance Sheet - (Page 9 ) (1) Includes mark - to - market lease intangible net assets of $ 74 , 553 and mark - to - market lease intangible net liabilities of $ 34 , 172 as of 4 Q 2020 . (2) Includes Prepaid Expenses and Other Assets attributable to Roseland of $ 15 , 625 as follows : ( i ) deposits of $ 6 , 630 , (ii) other receivable of $ 3 , 884 , (iii) other prepaids/assets of $ 2 , 852 , and (iv) prepaid taxes of $ 2 , 259 . Debt Summary & Future Repayments Schedule - (Page 19 ) (1) The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0 . 16 percent as of December 31 , 2020 , plus the applicable spread . (2) Excludes amortized deferred financing costs primarily pertaining to the Company’s unsecured revolving credit facility which amounted to $ 995 , 416 for the three months ended December 31 , 2020 . Debt Profile - (Pages 20 - 21) (1) Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any ), debt initiation costs, mark - to - market adjustment of acquired debt and other transaction costs, as applicable. (2) Senior unsecured debt is rated B+/B1 by S&P and Moody’s respectively. (3) Cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the no tes , as applicable. Unconsolidated Joint Ventures - (Page 23) (1) Amounts represent the Company’s share based on ownership percentage. (2) Unconsolidated Joint Venture reconciliation is as follows: Transaction Activity - (Page 24) (1) Acquisitions list gross purchase prices at 100% ownership level; dispositions list gross sales proceeds at 100% ownership lev el. (2) Land sales are excluded from Weighted Average Cap Rate calculations. (3) CLI owned 50% prior to sale. (4) CLI owned 25% prior to sale. (5) CLI owned 50% prior to sale. (6) Weighted Average Cap Rate reflects annualized in - place 4Q NOI. On a trailing 12 - month basis, the weighted average cap rate would have been 3.75%. Operating Communities - (Page 26) (1) Statistics associated with the Emery are excluded in weighted averages during un - stabilized period (2) Unconsolidated joint venture income represented at 100% venture NOI. See Information on Net Operating Income (NOI) on page 39 . (3) As of December 31, 2020, Priority Capital included Metropolitan at $20,914,422 (Prudential). (4) Excludes approximately 121,000 SF of ground floor retail. In - Construction Communities - (Page 28) (1) Represents maximum loan proceeds. (2) Represents development costs funded with debt or capital as of December 31, 2020. (3) Currently approved for approximately 290,000 square feet of office space. 36 4Q 2020 4Q 2020 Equity in Earnings of Unconsolidated Joint Ventures ($989) Unconsolidated Joint Venture Funds from Operations 2,041 Joint Venture Share of Add - Back of Real Estate - Related Depreciation 1,051 Minority Interest in Consolidated Joint Venture Share of Depreciation (659) EBITDA Depreciation Add - Back $2,371 $ in thousands

Appendix - Continued

Property Listing - (Page 32)

(1) Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual December 2020 billings times 12. For leases whose rent commences after January 1, 2021 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(2) Harborside 1 was taken out of service in 4Q19.
(3) These assets are under contract for sale for total gross proceeds in a range of $600 - $625 million. These assets total 2,993,049 square feet.
(4) Subsequent to quarter-end, on January 14, 2021, the Company completed the sale of 100 Overlook Center, a 98,500 square-foot office building in Princeton, NJ, for a gross purchase price of $7.5 million
(5) Average base rents + escalations reflect rental values on a triple net basis.
(6) Excludes consolidated repositionings taken offline totaling 399,578 SF. Total consolidated office portfolio of 8,898,832 SF.

Top 15 Tenants - (Page 34)

(1) Annualized base rental revenue is based on actual December 2020 billings times 12. For leases whose rent commences after January 1, 2021, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(2) Represents the percentage of space leased and annual base rental revenue to commercial tenants only.
(3) Bank of America Merrill Lynch – 33,363 square feet expire in 2021; 388,207 square feet expire in 2027.
(4) MUFG Bank, Ltd – 5,004 square feet expire in 2021; 237,350 square feet expire in 2029.
(5) Investors Bank – 5,256 square feet expire in 2022; 82,936 square feet expire in 2026; 56,360 square feet expire in 2030.
(6) KPMG LLP – 66,606 square feet expire in 2024; 54,341 square feet expire in 2026.
(7) Sumitomo Mitsui Banking Corp – Space expires December 31, 2036.
(8) TP Icap Americas Holdings – 63,372 square feet expire in 2023; 21,112 square feet expire in 2025; 37,387 square feet expire in 2033.
(9) First Data Corporation – 8,014 square feet expire in December 31, 2026; 80,360 square feet expires in 2029.
(10) HQ Global Workplaces LLC – 17,855 square feet expire in March 2021; 25,557 square feet expire in October 2024; 59,325 square feet expire in 2031.

Lease Expirations - (Pages 35)

(1) Includes office & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month-to-month tenants. Some tenants have multiple leases.
(2) Reconciliation to Company's total net rentable square footage is as follows:

	Square Feet
Square footage leased to commercial tenants	5,978,001
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	231,825
Square footage unleased	1,678,298
Total net rentable square footage (excluding ground leases)	**7,888,124**

(3) Annualized base rental revenue is based on actual December 2020 billings times 12. For leases whose rent commences after January 1, 2021 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(4) Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2020 aggregating 145,404 square feet and representing annualized base rent of $6.7 million for which no new leases were signed.

4Q 2020 37

Global Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended September 30, divided by the average percent occupied for the quarter ended September 30, 2020, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment.

Operating Communities: Communities that have achieved Project Stabilization.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 percentage leased for six consecutive weeks.

Projected Stabilized Yield: Represents Projected Stabilized Residential NOI divided by Total Costs. See following page for "Projected Stabilized Residential NOI" definition.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

Third Party Capital: Capital invested by third parties and not Mack-Cali.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

Waterfront: Office assets located on NJ Hudson River waterfront.

4Q 2020

38

Information About Net Operating Income (NOI)

Reconciliation of Net Income (Loss) to Net Operating Income (NOI)

$ in thousands
(unaudited)

	4Q 2020			3Q 2020		
	Office/Corp	Roseland	Total	Office/Corp	Roseland	Total
Net Income (loss)	**$47,498**	**$30,800**	**$78,298**	**$8,314**	**($49,432)**	**($41,118)**
Deduct:						
Real estate services income	-	(2,766)	(2,766)	(12)	(2,864)	(2,876)
Interest and other investment loss (income)	(1)	-	(1)	(1)	(2)	(3)
Equity in (earnings) loss of unconsolidated joint ventures	2,253	1,298	3,551	(493)	(880)	(1,373)
General & Administrative - property level	-	(1,397)	(1,397)	-	(1,638)	(1,638)
Realized (gains) losses and unrealized losses on disposition	(41,333)	(7,164)	(48,497)	(15,775)	-	(15,775)
(Gain) loss on disposition of developable land	(974)	-	(974)	-	-	-
Gain on sale from unconsolidated joint ventures	-	(35,184)	(35,184)	-	-	-
(Gain) loss from early extinguishment of debt, net	-	272	272	-	-	-
Add:						
Real estate services expenses	28	3,420	3,448	42	3,258	3,300
General and administrative	8,801	2,855	11,656	22,946	6,010	28,956
Depreciation and amortization	14,746	15,016	29,762	17,485	15,551	33,036
Interest expense	11,396	9,122	20,518	12,519	9,067	21,586
Property impairments	-	-	-	-	36,582	36,582
Land impairments	(6,584)	-	(6,584)	1,292	-	1,292
Net operating income (NOI)	**$35,830**	**$16,272**	**$52,102**	**$46,317**	**$15,652**	**$61,969**

Definition of Net Operating Income (NOI)

NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company's use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individual assets being measured and assessed.

4Q 2020 39

Company Information, Executive Officers, & Analysts

Analysts, Company Information, and Executive Officers

Company Information

Corporate Headquarters
Mack-Cali Realty Corporation
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: CLI

Contact Information
Mack-Cali Realty Corporation
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

David Smetana
Chief Financial Officer
Phone: (732) 590-1035
E-Mail: Dsmetana@mack-cali.com
Web: www.mack-cali.com

Executive Officers

MaryAnne Gilmartin
Interim Chief Executive Officer

Marshall Tycher
Chairman, Roseland Residential Trust

David Smetana
Chief Financial Officer

Gary Wagner
General Counsel and Secretary

Ricardo Cardoso
EVP and Chief Investment Officer

Giovanni M. DeBari
Chief Accounting Officer

Equity Research Coverage

Bank of America Merrill Lynch
James C. Feldman

Citigroup
Michael Bilerman

Green Street Advisors
Danny Ismail

Truist
Michael R. Lewis

Barclays Capital
Ross L. Smotrich

Deutsche Bank North America
Derek Johnston

JP Morgan
Anthony Paolone

BTIG, LLC
Thomas Catherwood

Evercore ISI
Steve Sakwa

Stifel Nicolaus & Company, Inc.
Steve Manaker

Any opinions, estimates, forecasts or predictions regarding Mack-Cali Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Mack-Cali Realty Corporation or its management. Mack-Cali does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

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DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "potential," "projected," "should," "expect," "anticipate," "estimate," "target", "continue" or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

-risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company's business and the financial condition of the Company's tenants and residents;

-the value of the Company's real estate assets, which may limit the Company's ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis;

-the extent of any tenant bankruptcies or of any early lease terminations;

-The Company's ability to lease or re-lease space at current or anticipated rents;

-changes in the supply of and demand for the Company's properties;

-changes in interest rate levels and volatility in the securities markets;

-The Company's ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment;

-forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates and projected revenue and income;

-changes in operating costs;

-The Company's ability to obtain adequate insurance, including coverage for terrorist acts;

-The Company's credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company's future interest expense;

-changes in governmental regulation, tax rates and similar matters; and

-other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

In addition, the extent to which the ongoing COVID-19 pandemic impacts us and our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others.

For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC's Annual Report on Form 10-K for the year ended December 31, 2019. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Realty Corporation ("MCRC"). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the "10-K") filed by the MCRC for the same period with the Securities and Exchange Commission (the "SEC") and all of the MCRC's other public filings with the SEC (the "Public Filings"). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors' receipt of, or access to, the information contained herein is subject to this qualification.

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